                                                                    EXHIBIT 23.1









                           INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Kaneb Pipe Line Company:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                            /s/ KPMG LLP


Dallas, Texas
August 22, 2002